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               SECURITIES AND EXCHANGE COMMISSION

                   Washington, D. C. 20549

                         FORM 8-K
                      CURRENT REPORT


              Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934

  Date of Report (Date of earliest event reported) September 9, 1996


	American Express Receivables Financing Corporation
	on behalf of the American Express Master Trust
	(Issuer in respect of the 6.05% Class A Accounts
	Receivable Trust Certificates, Series 1992-1,
	 the 6.60% Class A Accounts Receivable Trust
	Certificates, Series 1992-2, the 5.375% Class A
	Accounts Receivable Trust Certificates, Series 1993-1,
      the 7.15% Class A Accounts Receivable Trust Certificates,
        Series 1994-1, the 7.60% Class A Accounts Receivable
          Trust Certificates, Series 1994-2 and the 7.85%
    Class A Accounts Receivable Trust Certificates, Series 1994-3)
    --------------------------------------------------------------
	(Exact name of registrant as specified in its charter)


                                        33-47812
                                        33-49106
                                        33-67502
       Delaware                         33-81634            13-3632012
- - ----------------------------           -----------        ------------
(State or other jurisdiction           (Commission        (IRS Employer
    of incorporation)                  File Numbers)      Identification No.)


200 Vesey Street, New York, New York                          10285
- - ---------------------------------------                     ----------
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code      (212) 640-3975
                                                        --------------

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Item 5.  Other Events

    (i) Issuance of Additional Series of Certificates by the American Express Master Trust.

    On September 9, 1996, the Transferor announced the sale of $950,000,000 Class A Floating Rate Accounts Receivable Trust Certificates, Series 1996-1, bearing a certificate rate of .15% per annum above the London interbank offered rate for one-month United States dollar deposits ("LIBOR"), and $300,000,000 Class A Floating Rate Accounts Receivable
Trust Certificates, Series 1996-2, bearing a certificate rate of .12% per annum above one-month LIBOR, to be issued by the American Express Master Trust. The closing of the sale of such Certificates is expected to occur on or about September 18, 1996. Concurrently with the issuance of the Class A Certificates, the Trust will issue $77,027,027 in aggregate principal amount of its 7.30% Class B Accounts Receivable Trust Certificates, Series 1996-1 and $24,324,324 in aggregate principal amount of its 7.10% Class B Accounts Receivable Trust Certificates, Series 1996-2. Ownership of the Class B Certificates will be retained initially by the Registrant. The Series 1996-1 Class A Certificates will have an expected final payment date of September 15, 2003; and the Series 1996-2 Class A Certificates will have an expected final payment date of September 17, 2001.

    The foregoing Class A and Class B Certificates will be issued pursuant to the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended to date, among American Express Receivables Financing Corporation, as transferor, American Express Travel Related Services Company, Inc., as servicer, and The Bank of New York, as Trustee, in each case as supplemented by the applicable Series Supplement.

    (ii)  Monthly Servicer's Certificate and Payment Date Statements.

    Information concerning the American Express Master Trust is contained in the Monthly Servicer's Certificate dated September 9, 1996 for the Distribution Date occurring on September 16, 1996 and the preceding Due Period from August 1 through August 31, 1996 provided to The Bank of
New York, as Trustee under the Master Pooling and Servicing Agreement, dated as of June 30, 1992, as amended (the "Agreement"), for the American Express Master Trust. Such Monthly Servicer's Certificate is attached hereto as Exhibit 99.1 and is incorporated herein by reference. Information concerning interest distributions made on Class A Certificates, Series 1993-1, 1994-1, 1994-2 and 1994-3, on September 16, 1996, is contained in the Payment Date Statements provided to each holder of such Class A Certificates. Information concerning interest distributions made on Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2 and 1994-3,
occurring on September 16, 1996, is contained in the Payment Date Statements provided to the holder of such Class B Certificates. Such Payment Date Statements are attached hereto as Exhibits 20.1 and 20.2, respectively, and incorporated herein by reference.


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Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits

Exhibit No.                            Description
- - -----------                            -----------

Exhibit 20.1 Payment Date Statements relating to interest distributions on the Class A Certificates, Series 1993-1, 1994-1, 1994-2 and 1994-3,
                        occurring on September 16, 1996.

Exhibit 20.2 Payment Date Statements relating to interest distributions on the Class B Certificates, Series 1992-1, 1992-2, 1993-1, 1994-1, 1994-2
                        and 1994-3, occurring on September 16, 1996.

Exhibit 99.1 Monthly Servicer's Certificate dated September 9, 1996 for the Distribution Date occurring on September 16, 1996 and the preceding Due Period from August 1 through August 31, 1996 provided to The Bank of New York, as Trustee under the Agreement for the American Express Master Trust.



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                               SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized on the date indicated.


                                    AMERICAN EXPRESS MASTER TRUST


                                    By: /s/ Leslie R. Scharfstein
                                    ----------------------------
                                    Leslie R. Scharfstein
                                    (Vice President of American
                                    Express Receivables Financing
                                    Corporation, Originator of the
                                    American Express Master Trust)



Dated:  September 16, 1996


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                                EXHIBIT INDEX
                                -------------

Designation              Description                               Page
- - -----------              -----------                               ----
Exhibit 20.1             Payment Date Statements relating to         6
                         interest distributions on the Class
                         A Certificates, Series 1993-1, 1994-1,
                         1994-2 and 1994-3, occurring on
                         September 16, 1996.


Exhibit 20.2             Payment Date Statements relating to        15
                         interest distributions on the Class
                         B Certificates, Series 1992-1, 1992-2,
                         1993-1, 1994-1, 1994-2 and 1994-3,
                         occurring on September 16, 1996.


Exhibit 99.1             Monthly Servicer's Certificate dated       28
                         September 9, 1996 for the Distribution
                         Date occurring on September 16, 1996 and the preceding Due Period from August 1 through August 31, 1996 provided to The
                         Bank of New York, as Trustee under the
                         Agreement for the American Express
                         Master Trust.

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